EXHIBIT 10.12

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

Amendment No.1 to the License Agreement

This Amendment of the License Agreement (“Amendment No. 1”) is made and entered on the last signature date below by and between CRT Pioneer Fund LP, a limited liability partnership established in England and Wales under number LP 14391 with registered office at 4 Claridge Court, Lower Kings Road, Berkhamsted, Hertfordshire, HP4 2AF (“CPF”), acting by its general partner, CRT Pioneer GP Limited, a company registered in England and Wales with registered number 07933818 whose registered office is at 4 Claridge Court, Lower Kings Road, Berkhamsted, Hertfordshire, HP4 2AF (the “General Partner”) and Sierra Oncology, Inc., a Delaware corporation with its head office located at 46701 Commerce Center Drive, Plymouth, MI 48170 (“Sierra”).

WHEREAS:

(A)

CPF and Sierra (formerly ProNAi Therapeutics, Inc) entered into an agreement for the development and commercialization of the CHK1 Programme in the Territory (each as defined in the License Agreement) on 27 September 2016 (the “License Agreement”).

(B)	CPF and Sierra agree to amend the License Agreement in accordance with the provisions of this Amendment Agreement.
(C)

Therefore, pursuant to clause 19 of the License Agreement, and in consideration of the covenants and obligations contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the terms of the License Agreement as set out in this Amendment Agreement.

NOW IT IS HEREBY AGREED as follows:

1.	Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the License Agreement.
2.	All references in the Agreement to “ProNAi” shall be deleted and replaced with references to “Sierra”.
3.	Schedule 6 of the License Agreement shall be deleted in its entirety and shall be replaced with the new Schedule 6 set out in Annex A to this Amendment Agreement.
4.	Except as expressly set forth herein, all of the terms and conditions of the License Agreement shall remain unchanged, unmodified and in full force and effect.

(Signature page follows]

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorised representatives.

CRT PIONEER FUND LP acting by CRT Pioneer GP Limited its General Partner
Signature:	/s/ Ian Miscampbell
Name:	Ian Miscampbell
Date:	11/9/2020
Sierra Oncology, Inc.
Signature:	/s/ Christina Thomson
Name:	Christina Thomson
Date:	11/9/2020
Signature:	/s/ Stephen Dilly
Name:	Stephen Dilly
Date:	11/10/2020

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

Annex A

SCHEDULE 6

PAYMENT

Payment (USD)
Signature Fee	$7,000,000
Transfer of CTAs	$2,000,000
Royalties	Equal to: [*****]
[*****]	[*****]

In the event that a Milestone Payment becomes due for a Milestone Event under this Schedule 6, but one or more Milestone Payments tied to earlier stages in development of such Licensed Product were not paid, then such Milestone Payment attached to the earlier Milestone Event shall become due and payable contemporaneously with the payment for such later Milestone Event.

In the event that Sierra is [*****] then all [*****] milestones set out above for the relevant regulatory authority shall become due and payable.

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.

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